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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                               Star Struck, Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                     2000 NON-QUALIFIED STOCK OPTION PLAN

                                      OF

                               STAR STRUCK, LTD.


1.   Purpose of the Plan
     -------------------

          This 2000 Non-Qualified Stock Option Plan (hereinafter called the "Plan") is intended to encourage ownership of Stock of STAR STRUCK, LTD. (hereinafter called the "Company") by directors, officers, and employees of the Company and its subsidiaries, and to provide additional incentive for them to promote the success of its business.

2.   Stock Subject to the Plan
     -------------------------

          Subject to the provisions of Paragraph 6, the total number of shares of stock which may be optioned under the Plan is 100,000 shares of the Common Stock (par value of $1.00 per share) of the Company, which shall be either authorized and unissued stock or reacquired stock.

3.   Administration of the Plan
     --------------------------

          The Plan shall be administered by an Option Committee of the Board of Directors of the Company who may, from time to time, amend and rescind rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation, construction and application of the Plan and any provision thereof made by the Option Committee shall be final and conclusive. No director shall be liable for any action taken or determination made in good faith. The Option Committee shall consist of at least three members of the Board of Directors.

4.   Participants
     ------------

          Participants will be selected by the Option Committee, in its sole discretion, from among the directors, officers and employees of the Company, and its subsidiaries, to accomplish the purposes of this Plan.

5.   Award of Options
     ----------------

          The Option Committee may, in its discretion, grant options under this Plan from time to time, prior to the expiration date of ten years from the date on which this Plan is approved by the Shareholders of the Company. The shares involved in the unexercised portions of any terminated or expired options shall be deemed not to have optioned shares for the purposes of Paragraph 2 and may again be subjected to options under the Plan.

6.   Changes to Capital Structure
     ----------------------------

          In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such events; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Board of Directors shall be conclusive.

7.   Terms and Conditions of Options
     -------------------------------

          Options shall be evidenced by written Stock-Option Agreements in such form not inconsistent with the Plan as the Option Committee shall from time to time determine, provided that the substance of the following be included therein:
               1.   Option Price - The option price shall be not
                    ------------
less than 100% of the fair market value on the date on which the option is granted, which shall be the date on which the Option Committee awards the option.
               2.   Method of Exercise - Stock purchases under
                    ------------------

the options shall, at the time of purchase, be paid for in full. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice by the optionee to the Company stating the number of shares with respect to which the option is being exercised, and the time of the delivery thereof, which time shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in such notice, the Company shall deliver, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares or reacquired shares of its Common Stock, as the Company may elect, against payment of the option price in full for the number of shares to be delivered by (i) certified check or the equivalent thereof acceptable to the Company; or (ii) the delivery to the Company of issued and outstanding Common Stock of the Company, the total fair market value of which on such delivery date is equal to the total exercise price of options being exercised, provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange, if the stock is so listed. If the optionee (or other person entitled to exercise the option) fails to accept delivery of and pay for all or any part of the number or shares specified in such notice upon tender of delivery thereof, his right to exercise the option with respect to such undelivered shares may be terminated by the Option Committee without any formal notice to the optionee. Anything herein to the contrary notwithstanding, if any law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or a participant to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such participant, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.

               3.   Option Term -  No option will be exercisable
                    -----------
after expiration of five years from the date the option is granted.

               4.   Exercise of Options -   An option may be
                    -------------------
exercised at any time from time to time within its terms, in whole or in part, but it shall not be exercisable after the expiration of five years from the date it is granted.

               5.   Non-Assignability of Option Rights -   No option
                    ----------------------------------
shall be assignable or transferable by the optionee except by will or by the laws or descent and distribution. During the life of an optionee, the option shall be exercisable only by him or her.

               6.   Effect of Termination of Employment or Death
                    --------------------------------------------
- In the event an optionee ceases to be an employee of the Company for any reason other than retirement or death, any option or unexercised portion thereof granted to him or her shall immediately terminate. In the event of the retirement of an optionee, any option or unexercised portion thereof granted to him or her shall be exercisable within not more than three months from the date on which the optionee retires. In the event of the death of an optionee while he or she is an employee of the Company or any subsidiary of the Company, or within three months from the date of his retirement, the option or unexercised portion thereof granted to him or her may be exercised by his personal representative, or a person who acquired the right to exercise such option by bequest or inheritance at any time prior to the expiration of one year from the date of death of the optionee. The foregoing provisions with respect to retirement or death of any optionee shall, in no event, be deemed to extend the date of expiration of the term provided in any option held by any such optionee.


               7.    Restriction on Issuance of Shares -   On the date stated
                     ---------------------------------
in the notice of election for the payment and delivery of the shares specified in such notice, the participant shall certify to the Company in such form as it shall require that he or she will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public, unless the issuance of such shares shall have been registered under the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, or counsel to the Company shall have advised the Company that for any other reason such certification is unnecessary.

               8.   Rights as a Shareholder -   The optionee shall have no
                    -----------------------
rights as a Shareholder with respect to any shares covered by his option until the date of issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.   Subsidiary
     ----------

          For the purpose of the Plan, a subsidiary of the Company shall be any corporation of which the Company directly or indirectly owns 51% of the outstanding shares of voting stock. A transfer of employment from the Company to any such subsidiary, or vice versa, or between two such subsidiaries, shall not be deemed a termination of employment.

9.   Effective Date and Termination of Plan
     --------------------------------------

          The Plan will become effective upon due approval by the Shareholders of the Company. The Board of Directors may terminate this Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.

10.  Amendment of Plan
     -----------------

          The Board of Directors may at any time amend the Plan, provided that without approval of Shareholders there shall be, except by operation of the provisions of Paragraph 6 above, no increase in the total number of shares covered by the Plan; there shall be no change in the class of employees eligible to receive options granted under the Plan; there shall be no change in the limitations on the Option Price; and there shall be no extension of the latest date upon which options may be exercised. Neither the Board of Directors nor the Shareholders by amendment to this Plan can affect options granted before such amendment or any unexercised portion thereof. The adoption of this Plan shall not be deemed to affect the terms and conditions of any unexercised portion of options granted and outstanding under any prior stock option plan of the Company or its subsidiaries.

11.  Use of Proceeds
     ---------------

          The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

12.  Governing Law
     -------------

          Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Delaware.

13.  Liquidation
     -----------

          Upon the complete liquidation of the Company, any unexercised options heretofore granted under this Plan shall be deemed canceled. In the event of the complete liquidation of any employer corporation (other than the Company) employing the participant or in event such corporation ceases to be an employer corporation any unexercised part of any option granted hereunder shall be deemed canceled unless the participant shall become employed by another employer corporation (including the Company) concurrently with such event.

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